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                                                                  Exhibit 10.11B

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated effective as of March 7, 2002 (the "Amendment Effective Date"), is executed and entered into by and among Bank of America, National Association, in its capacity as collateral and administrative agent (the "Agent"), EGL, Inc. and each of its undersigned Subsidiaries party to the Agreement (defined below) (collectively, the "Loan Parties") and each financial institution party to the Agreement (defined below) as a "Lender" as of the Amendment Effective Date (the "Lenders"), as follows:

                                    RECITALS:

      A. The Agent, the Loan Parties and the Lenders are parties to the certain Credit Agreement dated as of December 20, 2001 (the "Agreement"). Terms defined by the Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Agreement.

      B. The Agent, the Loan Parties and the Lenders have agreed to amend the Agreement as provided below.

      NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                         Amendments to Credit Agreement

      Section 1.1 Amendment to Preamble. Effective as of the Amendment Effective Date, the preamble to the Agreement is amended and restated to read as follows:

                  This Credit Agreement, dated as of December 20, 2001
            ("Agreement"), among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A., with an office at 901 Main Street, Sixth Floor, Dallas, Texas 75202, as collateral and administrative agent for the Lenders (in such capacity, the "Agent"), Transamerica Business Capital Corporation, as documentation agent, and EGL, Inc., a Texas corporation and each of its Subsidiaries party hereto.

      Section 1.2. Amendment to Annex A. Annex A to the Agreement hereby is amended to add the following definitions, which shall be inserted in its appropriate alphabetical position:

            "Documentation Agent" means Transamerica Business Capital Corporation, and its successors, in its capacity as documentation agent under this Agreement.


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 1
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            "Original Credit Documents" means the "Credit Documents" as defined by the Original Credit Agreement.

      Section 1.3 Amendment to Section 1.2(j) of the Agreement. Effective as of the Amendment Effective Date, Section 1.2(j) of the Agreement is amended to add the following immediately after the existing last sentence thereof, as follows:

            The Agent shall notify each Lender in writing of each Agent Advance, provided, that any delay or failure of the Agent in providing any such notice to any Lender shall not result in any liability to the Agent, or impair any rights of the Agent or constitute the breach of any duty or obligation of the Agent under this Agreement.

      Section 1.4 Amendment to Schedule 6.5. Effective as of the Closing Date, in the "Other Foreign Subsidiaries" portion of Schedule 6.5, the percentage "49%" reflected under the "Ownership" column with respect to each of EGL Eagle Global Logistics (Espana) SL and Circle Freight (Portugal) Logistics, Ltd., in each case, is amended to read 51%.

      Section 1.4 Amendment to Section 7.12. Effective as of the Closing Date,
Section 7.12 of the Agreement hereby is amended and restated to read in its entirety as follows:

                  Section 7.12 Guaranties. No Consolidated Member, excluding the
            Unrestricted Subsidiaries, shall make, issue, or become liable on any Guaranty, except (i) Guaranties of the Debt of a Consolidated Member, excluding an Unrestricted Subsidiary, allowed under clauses
            (a) and (c) of Section 7.13, or clauses (b) or (d) of Section 7.13 to the extent any such Guaranty allowed by such clauses (b) or (d) exists on the Closing Date, and (ii) the Guaranty consisting of the certain Letter of Credit No. 302728 dated July 6, 2000 issued by the Bank on behalf of the Parent, as applicant, for the account of Miami Air International, Inc. for the benefit of First Union National Bank.

      Section 1.5 Amendment to Section 7.35 of the Agreement. Effective as of the Amendment Effective Date, Section 7.35 of the Agreement is amended to amend and restate the phrase "On or before sixty (60) days after the Closing Date" to read, "On or before April 15, 2002".

      Section 1.6 Amendments to Section 11.1 (a) of the Agreement. Effective as of the Amendment Effective Date, Section 11.1(a) is amended as follows:

      (a) Clause (viii) thereof is amended to delete the word "or" following the semi-colon;

      (b) Clause (ix) thereof is amended to add the word "or" following the semi-colon;

      (c) A new clause (x) is added, immediately following clause (ix) thereof, which shall read in its entirety as follows:


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 2
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                        "(x) release any Loan Party from its obligations under a
                  Guaranty Agreement." ; and

            (d) The following is added to the end of the proviso paragraph that follows such newly added clause (x), which shall be deemed inserted immediately following the words "in accordance herewith":

                  "and, provided, further, that the Agent alone in its discretion may release the Guaranty of, and the Agent's Liens in property of, each of (i) EGL (UK) Holding Company Limited,
                  (ii) EGL (UK) Holdings Limited, (iii) EGL Eagle Global Logistics (UK) Limited, (iv) F.J. Tytherleigh & Co. Limited,
                  (v) Eagle Global Logistics (UK) Limited and (vi) EGL Eagle Global Logistics (Belgium) NV, in each case existing under the Original Agreement, without necessity of consent or joinder by any other Person."

      Section 1.7 Amendment to Add Section 12.21. Effective as of the Amendment Effective Date, a new Section 12.21 is added to the Agreement, which shall be inserted following Section 12.20 of the Agreement and read in its entirety as follows:

            Section 12.21 Documentation Agent. Neither the Agent, the Lenders nor the Borrowers shall have any duty or obligation to the Documentation Agent in such capacity.

      Section 1.8 Amendment to Section 13.3. Effective as of the Amendment Effective Date, the word "AGREEMENT" in Section 13.3(a) of the Agreement is amended to read "THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OTHER THAN THE FOREIGN SECURITY DOCUMENTS".

      Section 1.9 Amendment to Section 13.7. Effective as of the Amendment Effective Date, the second sentence of Section 13.7 of the Agreement is amended to include the following parenthetical phrase which shall be inserted immediately after the phrase "one law firm" in such sentence:

            (or, alternatively and without duplication, internal legal counsel of a Lender who is retained by the Lenders, in which case such fees and expenses shall be the reasonable internally allocated fees and expenses of such counsel)


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 3
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                                    ARTICLE 2
                                  Miscellaneous

      Section 2.1 Miscellaneous. In the event of any conflict between the provisions of Section 13.3 of the Agreement with any provision of any other Loan Document, the provisions of Section 13.3 of the Agreement shall control.

      Section 2.2 Limited Waiver. The Agent and the Lenders waive any Default or Event of Default which exists by reason of (i) existence, on the Closing Date and continuing to the Effective Date, of the Guaranty referenced in clause (ii) of Section 7.12 of the Credit Agreement, as amended by this Amendment or (ii) incorrect disclosures on the Closing Date and continuing to the Effective Date, in Schedule 6.5 of the Credit Agreement with respect to each of EGL Eagle Global Logistics (Espana) SL and Circle Freight (Portugal) Logistics, Ltd., respectively, provided, that such waiver is expressly limited as provided herein.

      Section 2.3 Representations and Warranties. The Loan Parties hereby represent and warrant to, and agree with, the Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment has been authorized by all requisite corporate action on the part of each of the Loan Parties and will not violate any of such Loan Party's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (d) no Default or Event of Default has occurred and is continuing, (e) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding, and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to the Agent under clauses (i), (ii), (iii) and (iv) of
Section 8.1(a) of the Agreement remain true, correct, and complete as of the Amendment Effective Date.

      Section 2.4 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

      Section 2.5 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

      Section 2.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 4
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      Section 2.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders, the Loan Parties and their respective successors and assigns, except no Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

      Section 2.8 General. This Amendment, when signed by each signatory as required by the Agreement (a) shall be deemed effective prospectively as of the Amendment Effective Date, whereupon it shall be a Loan Document and (b) may be executed in any number of counterparts, each of which shall be valid as an original, and a telecopy or other electronic transmission of any such executed counterpart shall be deemed valid as an original.

      THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the date specified in the introductory paragraph hereof.

                             REMAINDER OF PAGE BLANK
                                SIGNATURES FOLLOW


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 5
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SIGNED effective as of the Amendment Effective Date:

                              BANK OF AMERICA, N.A.
                              In its capacity as Agent

                              By:   /s/
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              BANK OF AMERICA, N.A.

                              By:   /s/
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              PNC BANK, NATIONAL ASSOCIATION

                              By:   /s/
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              TRANSAMERICA BUSINESS CAPITAL
                              CORPORATION

                              By:   /s/
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 6
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                              BORROWERS:

                              EGL, INC.

                              By: /s/ ELIJIO V. SERRANO
                                 -----------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer

                              By: /s/ J. BRADLEY GREEN
                                 -----------------------------------------
                                 J. Bradley Green, Corporate Secretary


                              ALROD INTERNATIONAL, INC.

                              By: /s/ ELIJIO V. SERRANO
                                 -----------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer


                              CIRCLE AIRFREIGHT JAPAN, LTD.

                              By: /s/ ELIJIO V. SERRANO
                                 -----------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer


                              CIRCLE OVERSEAS CORP.

                              By: /s/ ELIJIO V. SERRANO
                                 -----------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer


                              CIRCLE INTERNATIONAL GROUP, INC.

                              By: /s/ ELIJIO V. SERRANO
                                 -----------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 7
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                              CIRCLE INTERNATIONAL HOLDINGS, INC.

                              By: /s/ ELIJIO V. SERRANO
                                 -----------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer


                              CIRCLE INTERNATIONAL, INC.

                              By: /s/ ELIJIO V. SERRANO
                                 -----------------------------------------
                              Elijio V. Serrano, Chief Financial Officer


                              DARRELL J. SEKIN & CO.

                              By: /s/ ELIJIO V. SERRANO
                                 -----------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer

                              By: /s/ J. BRADLEY GREEN
                                 -----------------------------------------
                                 J. Bradley Green, Secretary


                              EAGLE MARITIME SERVICES, INC.

                              By: /s/ DOUGLAS A. SECKEL
                                 -----------------------------------------
                                 Douglas A. Seckel, Treasurer

                              By: /s/ TERRY DERR
                                 -----------------------------------------
                                 Terry Derr, Secretary


                              EAGLE PARTNERS L.P.

                              By:      EUSA HOLDINGS, INC.,
                                       its General Partner

                                       By: /s/ J. BRADLEY GREEN
                                          --------------------------------
                                          J. Bradley Green, President


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 8
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                              EAGLE USA IMPORT BROKERS, INC.

                              By:  /s/ J. BRADLEY GREEN
                                 -----------------------------------------
                                       J. Bradley Green, President


                              EGL (CANADA) HOLDING COMPANY, INC.

                              By:  /s/ DOUGLAS A. SECKEL
                                 -----------------------------------------
                                       Douglas A. Seckel, Treasurer


                              EGL DELAWARE LIMITED LIABILITY COMPANY

                              By:  /s/ DOUGLAS A. SECKEL
                                 -----------------------------------------
                                       Douglas A. Seckel, Treasurer

                              By:  /s/ E. JOSEPH BENTO
                                 -----------------------------------------
                                       E. Joseph Bento, Manager


                              EGL EAGLE GLOBAL LOGISTICS, LP

                              By: EGL MANAGEMENT, LLC,
                              its Sole General Partner

                                       By: /s/ DOUGLAS A. SECKEL
                                          --------------------------------
                                          Douglas A. Seckel, Treasurer

                                       By: /s/ J. BRADLEY GREEN
                                          --------------------------------
                                          J. Bradley Green, Secretary


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 9
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                              EGL MANAGEMENT, LLC

                              By:   /s/ DOUGLAS A. SECKEL
                                 -----------------------------------------------
                                 Douglas A. Seckel, Treasurer

                              By:   /s/ J. BRADLEY GREEN
                                 -----------------------------------------------
                                 J. Bradley Green, Secretary


                              EUSA HOLDINGS, INC.

                              By:   /s/ J. BRADLEY GREEN
                                 -----------------------------------------------
                                 J. Bradley Green, President


                              EUSA PARTNERS, INC.

                              By:   /s/ J. BRADLEY GREEN
                                 -----------------------------------------------
                                 J. Bradley Green, President


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 10
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                              HARPER, ROBINSON & CO., INC.

                              By:   /s/ ELIJIO V. SERRANO
                                 -----------------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer


                              J.R. MICHELS, INCORPORATED

                              By:   /s/ ELIJIO V. SERRANO
                                 -----------------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer


                              MAX GRUENHUT INTERNATIONAL, INC.

                              By:   /s/ ELIJIO V. SERRANO
                                 -----------------------------------------------
                                 Elijio V. Serrano, Chief Financial Officer


                              LOAN PARTIES - GUARANTORS:

                              EGL EAGLE GLOBAL LOGISTICS (CANADA)
                              CORP.

                              By:   /s/ CHRISTOPHER RALPHS
                                 -----------------------------------------------
                              Christopher Ralphs, President


FIRST AMENDMENT TO CREDIT AGREEMENT, Page 11